AMERICAN BEACON FUNDS
AMERICAN BEACON MILEAGE FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON MASTER TRUST

AMENDMENT TO
ADMINISTRATION AGREEMENT

The attached amended Schedule A is hereby incorporated into the Administration Agreement (“Agreement”) dated September 12, 2008, as amended on April 30, 2009, July 24, 2009, and February 17, 2010 by and among the American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust, each a Massachusetts business trust (each a “Trust”), and American Beacon Advisors, Inc., a Delaware corporation (“ABA”).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Dated: November 18, 2010

                                                       AMERICAN BEACON FUNDS
                                                       AMERICAN BEACON MILEAGE FUNDS
                                                       AMERICAN BEACON SELECT FUNDS
                                                       AMERICAN BEACON MASTER TRUST

                                 /s/ Rosemary K. Behan
                                                       Name: Rosemary K. Behan
                                                       Title: Vice President & Secretary

                                                       AMERICAN BEACON ADVISORS, INC.

                                                                                                     /s/ Gene L. Needles, Jr.
                                                       Name: Gene L. Needles, Jr.
                                                       Title: President & CEO

AMENDED
SCHEDULE A

Administrative Services Fees

A.           American Beacon Funds

As compensation pursuant to Paragraph 9 of the Administration Agreement for services rendered pursuant to such Agreement, the American Beacon Funds shall pay to the ABA a fee, computed daily and paid monthly, at the following annual rates as a percentage of each Fund’s average daily net assets:

1.           Balanced Fund
Institutional Class Shares                                           0.30%
Investor Class Shares                                                  0.30%
Advisor Class Shares                                                  0.30%
Y Class Shares                                                              0.30%
AMR Class Shares                                                       0.05%
Class A Shares                                                              0.40%
Class C Shares                                                               0.40%

2.           Emerging Markets Fund
Institutional Class Shares                                            0.30%
Investor Class Shares                                                   0.30%
Y Class Shares                                                               0.30%
AMR Class Shares                                                        0.05%
Class A Shares                                                               0.40%
Class C Shares                                                                0.40%

3.           Global Real Estate Fund
Institutional Class Shares                                             0.30%
Y Class Shares                                                                0.30%
Investor Class Shares                                                    0.30%
Class A Shares                                                                0.40%
Class C Shares                                                                 0.40%

4.           High Yield Bond Fund
Institutional Class Shares                                             0.30%
Investor Class Shares                                                    0.30%
Y Class Shares                                                                0.30%
AMR Class Shares                                                         0.05%
Class A Shares                                                                0.40%
Class C Shares                                                                 0.40%

5.           Intermediate Bond Fund
Institutional Class Shares                                         0.05%
Investor Class Shares                                                0.30%
Y Class Shares                                                            0.30%
Class A Shares                                                           0.40%
Class C Shares                                                            0.40%

6.           International Equity Fund
Institutional Class Shares                                         0.30%
Investor Class Shares                                                0.30%
Advisor Class Shares                                                0.30%
Retirement Class Shares                                            0.30%
Y Class Shares                                                             0.30%
AMR Class Shares                                                      0.05%
Class A Shares                                                             0.40%
Class C Shares                                                              0.40%

7.           International Equity Index Fund
Institutional Class Shares                                           0.10%

8.           Large Cap Growth Fund
Institutional Class Shares                                           0.30%
Y Class Shares                                                              0.30%
AMR Class Shares                                                       0.05%
Class A Shares                                                              0.40%
Class C Shares                                                               0.40%

9.           Large Cap Value Fund
Institutional Class Shares                                            0.30%
Investor Class Shares                                                   0.30%
Advisor Class Shares                                                    0.30%
Retirement Class Shares                                                0.30%
Y Class Shares                                                                0.30%
AMR Class Shares                                                         0.05%
Class A Shares                                                                0.40%
Class C Shares                                                                0.40%

10.           Mid-Cap Value Fund
Institutional Class Shares                                              0.30%
Investor Class Shares                                                     0.30%
Advisor Class Shares                                                      0.30%
Y Class Shares                                                                  0.30%
AMR Class Shares                                                           0.05%
Class A Shares                                                                  0.40%
Class C Shares                                                                   0.40%

11.           Retirement Income & Appreciation Fund
Investor Class Shares                                                  0.30%
Y Class Shares                                                               0.30%
Class A Shares                                                              0.40%
Class C Shares                                                               0.40%

12.           S&P 500 Index Fund
Institutional Class Shares                                            0.10%
Investor Class Shares                                                   0.30%

13.           Short-Term Bond Fund
Institutional Class Shares                                             0.05%
Investor Class Shares                                                    0.30%
Y Class Shares                                                                0.30%
Class A                                                                             0.40%
Class C Shares                                                                 0.40%

14.           Small Cap Index Fund
Institutional Class Shares                                              0.10%

15.           Small Cap Value Fund
Institutional Class Shares                                              0.30%
Investor Class Shares                                                     0.30%
Advisor Class Shares                                                     0.30%
Retirement Class Shares                                                 0.30%
Y Class Shares                                                                 0.30%
AMR Class Shares                                                          0.05%
Class A Shares                                                                 0.40%
Class C Shares                                                                  0.40%

16.           Treasury Inflation Protected Securities Fund
Institutional Class Shares                                               0.15%
Investor Class Shares                                                      0.30%
Y Class Shares                                                                   0.30%
Class A Shares                                                                  0.40%
Class C Shares                                                                   0.40%

17.           Zebra Large Cap Equity Fund
Institutional Class Shares                                                0.30%
Investor Class Shares                                                       0.30%
Retirement Class Shares                                                   0.30%
Y Class Shares                                                                   0.30%
Class A Shares                                                                   0.40%
Class C Shares                                                                    0.40%

18.           Zebra Small Cap Equity Fund
Institutional Class Shares                                                  0.30%
Investor Class Shares                                                         0.30%
Retirement Class Shares                                                     0.30%
Y Class Shares                                                                      0.30%
Class A Shares                                                                     0.40%
Class C Shares                                                                      0.40%

19.           Evercore Small Cap Core Fund
Institutional Class Shares                                                   0.30%
Investor Class Shares                                                          0.30%
Y Class Shares                                                                      0.30%
Class A Shares                                                                     0.40%
Class C Shares                                                                      0.40%

20.           Small Cap Value II Fund
Institutional Class Shares                                                   0.30%
Investor Class Shares                                                          0.30%
Y Class Shares                                                                      0.30%
Class A Shares                                                                      0.40%
Class C Shares                                                                       0.40%

21.           SiM High Yield Opportunities Fund
Institutional Class Shares                                                    0.30%
Investor Class Shares                                                           0.30%
Y Class Shares                                                                       0.30%
Class A Shares                                                                      0.40%
Class C Shares                                                                       0.40%

To the extent and for such periods of time that any of the American Beacon Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then the fee payable by such Fund pursuant to the foregoing fee schedule shall be reduced by 0.05% with respect to the International Equity Index Fund, the S&P 500 Index Fund and the Small Cap Index Fund.

B.           American Beacon Mileage Funds

As compensation pursuant to Paragraph 9 of the Administration Agreement for services rendered pursuant to such Agreement, the American Mileage Funds shall pay to the ABA a fee, computed daily and paid monthly, at the following annual rates as a percentage of each Fund’s average daily net assets:

1.           Money Market Fund
Mileage Class Shares                                                           0.11%

To the extent and for such periods of time that any of the American Beacon Mileage Funds invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then the fee payable by such Fund pursuant to the foregoing fee schedule shall be reduced by 0.01%.

C.           American Beacon Select Funds

As compensation pursuant to Paragraph 9 of the Administration Agreement for services rendered pursuant to such Agreement, the American Beacon Select Funds shall pay to the ABA a fee, computed daily and paid monthly, at the following annual rates as a percentage of each Fund’s average daily net assets:

1.           Money Market Select Fund
Select Class Shares                                                                0.01%

2.           U.S. Government Money Market Select Fund
Select Class Shares                                                                0.01%

To the extent and for such periods of time that any of the American Beacon Select Funds invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then the fee payable by such Fund pursuant to the foregoing schedule shall be reduced by 0.01%.

D.           American Beacon Master Trust

As compensation pursuant to Paragraph 9 of the Administration Agreement for services rendered pursuant to such Agreement, the American Beacon Master Trust shall pay to the ABA a fee, computed daily and paid monthly, at the following annual rates as a percentage of each Portfolio’s average daily net assets:

1.           Money Market Portfolio                                                                           0.01%

Dated:  November 18, 2010